UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 11, 2021
USA TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)
Pennsylvania	001-33365	232679963
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

100 Deerfield Lane, Suite 300
Malvern, Pennsylvania		19355
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: 610-989-0340
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	USAT	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company □
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Separation and Transition Agreement with Chief Operating Officer

On January 11, 2021, USA Technologies, Inc. (the “Company”) entered into a separation and transition agreement (the “Separation Agreement”) with Jeff Vogt, the Company’s Chief Operating Officer.  Pursuant to the Separation Agreement, Mr. Vogt’s last day of employment with the Company will be January 15, 2021, and subject to his execution of a release of claims against the Company, Mr. Vogt will receive two weeks of base salary payments and full vesting of the remaining unvested portion of the stock options and restricted shares granted to him on November 22, 2019 and December 2, 2019, respectively.  All of Mr. Vogt’s other unvested equity awards will be forfeited in connection with his termination of employment.  The Separation Agreement also contains a non-competition covenant and non-solicitation of clients and employees covenants that are in effect for one year after the date Mr. Vogt’s employment ends.  In addition, Mr. Vogt has agreed to a reciprocal non-disparagement covenant with the Company.

Following the end of Mr. Vogt’s employment, he will be engaged as a consultant through February 13, 2021 in order to more seamlessly transition his duties. Under the consulting arrangement, he will be expected to provide a full-time commitment to the Company of 40 hours per week, and he will receive $164 per hour.

The foregoing summary of the Separation Agreement does not purport to be complete and is qualified in its entirety by the complete text of the Separation Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01           Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Separation and Transition Agreement, by and between Jeff Vogt and USA Technologies, Inc., dated as of January 11, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA TECHNOLOGIES, INC.

	By:	/s/ Davina Furnish
Davina Furnish
General Counsel and Secretary
Dated: January 12, 2021